UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________
FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  February 28, 2025
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GREEN PLAINS INC.
(Exact name of registrant as specified in its charter)
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Iowa	001-32924	84-1652107
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1811 Aksarben Drive
Omaha, Nebraska 68106
(Address of Principal Executive Offices) (Zip Code)
(402) 884-8700
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GPRE	The Nasdaq Stock Market LLC
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On February 28, 2025, the Board of Directors of Green Plains Inc. (the “Company”) announced by press release the departure of Todd Becker as President and Chief Executive Officer and member of the Board of Directors (the “Board”) of the Company, effective March 1, 2025. Mr. Becker entered into a Transition and Separation Agreement (the “Transition Agreement”) and, subject to Mr. Becker’s compliance with that agreement (including through the execution of a release set forth as part of the agreement), shall receive a severance payment of $2,040,000 under the terms of his Transition Agreement, as well as vesting of all outstanding restricted shares, with performance share awards vesting at target. The departure of Mr. Becker as Chief Executive Officer of the Company was not due to any disagreement with the Company.

In connection with Mr. Becker’s departure, the Board has engaged an executive search firm to help identify a new Chief Executive Officer. The Board has also created an Executive Committee, comprised of Imre Havasi, Senior Vice President – Head of Trading and Commercial Operations, Michelle Mapes, Chief Legal & Administration Officer, Chris Osowski, Executive Vice President – Operations and Technology, and Jamie Herbert, Chief Human Resource Officer, to lead the Company until Mr. Becker’s successor is appointed. The Board designated Ms. Mapes as interim principal executive officer, effective as of March 1, 2025, for purposes of the rules and regulations of the Securities Exchange Commission.

Imre Havasi has served as Senior Vice President – Head of Trading and Commercial Operations since February 2025, leading all commercial activities, including sales, trading and distribution, across all platforms. Prior to that, Mr. Havasi served as Senior Vice President – Commercial Operations since May 2023, developing and leading the Ultra-High Protein business. Prior to joining Green Plains, Mr. Havasi worked for 30 years at Cargill Incorporated, holding various leadership positions in Cargill’s Food and Feed businesses. Most recently he was Global Risk Management and Sourcing Director, Cargill Animal Nutrition and Health, and later Managing Director of Cargill Animal Nutrition India. Mr. Havasi holds a BA in Economics and International Relations from Corvinus University in Budapest, Hungary.

Michelle Mapes has served as Chief Legal and Administration Officer and Corporate Secretary since January 2018 and prior to that as Executive Vice President – General Counsel and Corporate Secretary since November 2009. Prior to joining Green Plains in September 2009 as General Counsel, Ms. Mapes was a Partner at Husch Blackwell LLP, where for three years she focused her legal practice nearly exclusively in renewable energy. Prior to that, she was Chief Administrative Officer and General Counsel for HDM Corporation. Ms. Mapes currently serves on the Board and Executive Committee of the National Feed & Grain Association and on the CFTC's Agricultural Advisory Committee. Ms. Mapes also served as Senior Vice President – Corporate Services and General Counsel for Farm Credit Services of America from April 2000 to June 2005. Ms. Mapes holds a Juris Doctorate, a master’s degree in Business Administration and a Bachelor of Science degree in Accounting and Finance, all from the University of Nebraska – Lincoln.

Chris Osowski has served as Executive Vice President – Operations and Technology since January 2022. Prior to joining Green Plains, Mr. Osowski was Vice President Global Technology at ADM from August 2020 to December 2021, General Director, Aston Startch Products, an ADM joint venture in Moscow, from July 2018 to August 2020, Director – India Operations, New Delhi at ADM from February 2015 to February 2017, and held several other senior level positions at ADM from August 2013 to January 2015. Mr. Osowski also held several senior level positions at Tate & Lyle from August 2008 to August 2013, served as Production Support Manager at Renewable Energy Group from March 2007 to August 2008 and Technical Manager at Poet from September 2003 to March 2007. Mr. Osowski has a Master's degree in Business Administration from Minnesota State University and a Bachelor of Science degree in Agriculture and Biosystems Engineering from North Dakota State University.

Jamie Herbert has served as Chief Human Resources Officer since October 2022. Prior to joining Green Plains, Mr. Herbert was Vice President Finance and Operations for Capstone IT from 2018 to 2022, and held various human resources leadership roles at Union Pacific Railroad from 2007 to 2018, including Assistant Vice President - HR Training and Development, Assistant Vice President - Human Resources and Assistant Vice President - Operations. Mr. Herbert holds a Bachelor of Science in Business Administration with an emphasis in Marketing and HR Management from the University of Nebraska at Omaha, and also holds a Master's degree in Business Administration from the University of Nebraska at Omaha and a Master of Science in Negotiations and Dispute Resolution from Creighton University School of Law.

Mr. Havasi, Ms. Mapes, Mr. Osowski and Mr. Herbert have no family relationships with any director or executive officer of the Company. Mr. Havasi, Ms. Mapes, Mr. Osowski and Mr. Herbert have no direct or indirect material interest in any transaction with the Company that is reportable under Item 404(a) of Regulation S-K, nor have any such transactions been proposed.

The foregoing description of the Transition Agreement is not complete and is qualified in its entirety by reference to the full text of the Transition Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On February 28, 2025, the Company issued a press release announcing this departure and leadership transition, which is included as Exhibit 99.1 and incorporate herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are filed as part of this report.

Exhibit No.	Description of Exhibit

10.1	Executive Transition and Separation Agreement by and between Green Plains Inc. and Todd Becker effective March 1, 2025
99.1	Press Release, dated February 28, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Green Plains Inc.

Date: February 28, 2025	By:	/s/ Michelle Mapes
Michelle Mapes
Chief Legal & Administration Officer and Corporate Secretary